UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 1, 2009

                                    CDEX INC.
             (Exact name of registrant as specified in its charter)

            Nevada                       000-49845             52-2336836
          ----------                   -------------        -----------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

             4555 South Palo Verde, Suite 123
                Tucson, Arizona                                85714
               -------------------                           --------
           (Address of principal executive offices)          (Zip Code)

                                 (520) 745-5172
                               ------------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

       On June 3, 2009, CDEX, Inc. ("Company") entered into an agreement with Malcolm H. Philips, Jr. its President and Chief Executive Officer and Chairman of the Board of Directors, to amend the June 11, 2007, Employment Agreement of Malcolm H. Philips, Jr. The amendment notes that Employee has elected to take no compensation until economic conditions warrant and extends the term of the Employment Agreement until June 1, 2010.

       On June 3, 2009, CDEX, Inc. entered into an agreement with Stephen McCommon, its CFO, to amend the November 11, 2008, Employment Agreement of Stephen McCommon. The amendment provides for, the Employee to elect to take only $4,166.67 per month in salary until such time, in his sole discretion, economic conditions warrant the return to the pre-June 1, 2009 compensation level. The amendment also removed some potential ambiguity in Section 7.1 of the employment agreement. The amendment is effective June 1, 2009.

       Copies of the agreements are attached to this Current Report as Exhibits
99.1 and 99.2 and are incorporated herein by reference; the summaries of these documents set forth above are qualified by reference to such exhibit.


ITEM 9.01 Financial Statements and Exhibits.

(d) EXHIBITS

Exhibit No.                    Exhibit Description
-----------                    -------------------

99.1                  JUNE 2009 AMENDMENT TO EMPLOYMENT AGREEMENT with Malcolm
                      H. Philips, Jr.


99.2                  JUNE 2009 AMENDMENT TO EMPLOYMENT AGREEMENT with Stephen
                      McCommon


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CDEX INC.

Date: June 4, 2009                         By:  /s/ Malcolm H. Philips, Jr.
                                                ---------------------------
                                              Malcolm H. Philips, Jr., President